SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of report (Date of earliest event reported) May 22, 1996
                                                 ----------------


                        Golf-Technology Holding, Inc.
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             (Exact name of registrant as specified in its charter)

       Idaho                        0-26344                 59-3303066
- ----------------------------       ----------          ----------------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  file number)        Identification No.)


13000 Sawgrass Village Circle,
Suite 30, Ponte Vedra Beach, Florida                               32082
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (904) 273-8772
                                                   --------------


                                     N/A
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          (Former name or former address, if changed since last report)








































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Item 5.   Other Events

          On May 22, 1996, Golf-Technology Holding, Inc. (the "Registrant") completed the issuance and sale of 9,231 shares of its Series B Preferred Stock, $0.001 par value per share (the "Preferred Stock"), under the terms of a Regulation S Securities Subscription Agreement dated May 21, 1996 (a copy of which is attached hereto as Exhibit 10.1). The shares of Preferred Stock were purchased by RBB Bank Aktiengesellschaft, an Austrian bank ("RBB Bank"), for an aggregate amount equal to $6,000,150. The shares of Preferred Stock may be convertible into shares of common stock of the Registrant, par value $0.001 per share (the "Common Stock"), pursuant to a formula set forth in the Certificate of Designation for Series B Preferred Stock (the "Certificate of Designation") (a copy of which is attached hereto as Exhibit 4). The holders of the Preferred Stock shall possess certain dividend and liquidation preferences as set forth in the Certificate of Designation. The holders of the Preferred Stock shall have no voting power and shall not be entitled to participate in any proceeding in which actions shall be taken by the Registrant or its shareholders.

          In connection with the issuance and sale of the Preferred Stock, the Registrant has entered into a Registration Rights Agreement dated May 21, 1996, with RBB Bank (a copy of which is attached hereto as Exhibit 10.2), pursuant to which the Registrant agrees to provide RBB Bank with certain registration rights with respect to the shares of Common Stock into which shares of Preferred Stock may be converted. In addition, J.P. Carey Enterprises, Inc., the placement agent in this transaction, received fifteen percent of the subscription amount paid by RBB Bank and a warrant to purchase 500,000 shares of Common Stock at a purchase price of $4.00 per share.

          The Registrant has also given Irrevocable Instructions to Transfer Agent dated as of May 20, 1996, to Interstate Transfer Company (a copy of which is attached hereto as Exhibit 10.3), which provides for the conversion of shares of Preferred Stock into shares of Common Stock upon the occurrence of certain events and in no event later than the 45th day following the date of issuance of the Preferred Stock.

          The Registrant hereby incorporates by reference the description of the above transaction included in the press release of the Registrant dated May 23, 1996 (attached hereto as Exhibit 20).

































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
Item 7(c).     Exhibits

The following exhibit is filed herewith:

Exhibit   Exhibit
Number    Title
- -------   -------

4 Certificate of Designation for Series B Preferred Stock as filed with the Department of State of the State of Idaho on May 21, 1996.

10.1 Regulation S Securities Subscription Agreement dated May 21, 1996, between Golf-Technology Holding, Inc. and RBB Bank Aktiengesellschaft.

10.2 Registration Rights Agreement dated May 21, 1996, between Golf-Technology Holding, Inc. and RBB Bank Aktiengesellschaft.

10.3 Irrevocable Instructions to Transfer Agent dated as of May 20, 1996, from Golf-Technology Holding, Inc. to Interstate Transfer Company.

20        Press Release dated May 23, 1996.


















































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






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GOLF-TECHNOLOGY HOLDING, INC.

Date: June 6, 1996                      By: /s/ Harold E. Hutchins
                                           --------------------------
                                           Harold E. Hutchins
                                           Vice President and Chief
                                             Financial Officer



























































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






                                  EXHIBIT INDEX


Exhibit   Exhibit
Number    Title                                                         Page No.
- -------   -------                                                       --------

4         Certificate of Designation for Series B Preferred Stock as
          filed with the Department of State of the State of Idaho on
          May 21, 1996.                                                      6

10.1      Regulation S Securities Subscription Agreement dated May 21,
          1996, between Golf-Technology Holding, Inc. and RBB Bank
          Aktiengesellschaft.                                               13

10.2      Registration Rights Agreement dated May 21, 1996, between Golf-
          Technology Holding, Inc. and RBB Bank Aktiengesellschaft.         38

10.3      Irrevocable Instructions to Transfer Agent dated as of May 20,
          1996, from Golf-Technology Holding, Inc. to Interstate Transfer   47
          Company.

20        Press Release dated May 23, 1996.                                 53














































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